GUARANTEES	12 Months Ended
Dec. 31, 2014
Guarantees [Abstract]
GUARANTEES
16.	GUARANTEES

We periodically enter into agreements that include limited intellectual property indemnifications that are customary in the industry. These guarantees generally require us to indemnify the other party for certain damages and costs incurred as a result of third party intellectual property claims arising from these transactions. The nature of the intellectual property indemnification obligations prevent us from making a reasonable estimate of the maximum potential amount it could be required to pay to its customers and suppliers. We have not made any indemnification payments under such agreements and no amount has been accrued in the accompanying consolidated financial statements with respect to these indemnification obligations.